SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                               INFONOW CORPORATION
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                                       N/A
--------------------------------------------------------------------------------
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                                       1

                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of InfoNow Corporation, a Delaware corporation ("InfoNow" or the "Company"), will be held on May 9, 2003 at The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis St., Denver, Colorado at 10:00 a.m. local time. The items of business to be considered at the meeting, all of which are more completely set forth in the accompanying proxy statement, will be:

1. To elect four (4) directors to serve until the next Annual Meeting of Stockholders, or until their respective successors are elected and qualified;

2. To ratify the selection by the Board of Directors of the independent auditors of the Company for the fiscal year ending December 31, 2003;

3. To amend the Company's Certificate of Incorporation, as amended to date, to increase the total number of authorized shares of the Company's common stock from 15,000,000 to 40,000,000 shares;

4. To amend, subject to stockholder approval of the amendment to the Company's Certificate of Incorporation, as amended to date, set forth in proposal 3, the Company's 1999 Stock Option Plan, as amended, to increase the number of shares of common stock available for issuance to 6,000,000 shares; and

5.   To transact such other business as may properly come before the Annual
     Meeting.

     The Board of Directors has fixed the close of business on March 17, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. All stockholders are cordially invited to attend the Annual Meeting, but only stockholders of record on March 17, 2003 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection at the Annual Meeting and at InfoNow's principal executive offices during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                        By Order of the Board Of Directors:

                                        By: /s/ Michael W. Johnson
                                            ----------------------
                                        Michael W. Johnson
                                        Chairman and CEO
                                        April 1, 2003
                                        Denver, Colorado

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND
  RETURNING IT IN THE ACCOMPANYING POSTAGE PREPAID (IF MAILED WITHIN THE UNITED
                STATES) RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
           Your proxy may be revoked at any time before it is voted.
--------------------------------------------------------------------------------

                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 9, 2003

                             SOLICITATION OF PROXIES
                             -----------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InfoNow Corporation (the "Board"), a Delaware corporation ("InfoNow" or the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 9, 2003 at 10:00 a.m. local time, at The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis St., Denver, Colorado, and at any and all adjournments or postponements of such meeting. This Proxy Statement and the accompanying Proxy Card are being sent or mailed to the Company's Stockholders who are entitled to notice of and to vote at the Annual Meeting on or about April 1, 2003.

Voting Tabulation

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of our common stock, $0.001 par value per share, represented will be voted in accordance with the instructions contained therein. Only shares of our common stock are entitled to vote at the Annual Meeting because our common stock is the only class of our equity securities outstanding. Executed proxies that contain no instructions will be voted FOR the election of each of the nominees for director and FOR each of the other proposals described herein. Abstentions will be considered present and entitled to vote at the Annual Meeting and, except with respect to the election of directors, will have the effect of negative votes.

     If your shares are registered in the name of a broker or other "street name" nominee, your votes will only be counted as to those matters actually voted by the broker or other nominee on your behalf. If you do not provide your broker or other nominee with voting instructions and your broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity, your shares will not be voted at the Annual Meeting with respect to the non-discretionary matter. Such non-votes are commonly referred to as "broker non-votes". Brokers and other nominees will not have authority to vote on the proposals to amend the Company's 1999 Stock Option Plan, as amended, without your instructions, but they will have the authority to vote on all other matters to be considered at the Annual Meeting without your instructions. Broker non-votes will be considered present and entitled to vote at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the votes cast at the meeting or on the election of directors. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal. With respect to the election of directors, votes may be cast in favor or withheld for each director nominee: votes that are withheld and broker non-votes will be excluded entirely from the tabulation of votes and will have no effect. The proxies will be tabulated and votes counted by our transfer agent and registrar, Computershare Investor Services.

     Stockholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, by itself, will not be sufficient to revoke a proxy.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy Card, and of the solicitation of votes pursuant hereto, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company may also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy solicitation materials to beneficial owners, and may reimburse such banks and brokers for reasonable out-of-pocket expenses that they may incur in so doing.

Outstanding Capital Stock

     The Board has established the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting to be March 17, 2003. At the close of business on that day, there were 9,318,359 shares of common stock of the Company outstanding and entitled to vote at the meeting.

Quorum and Voting Rights

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum for each matter to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be considered present and entitled to vote at the Annual Meeting for purposes of establishing a quorum. In deciding all questions, a holder of common stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date.

Action to be Taken at the Meeting and Votes Required

     Unless the Stockholder otherwise specifies in the Proxy Card, all properly executed Proxy Cards will be voted by the proxies (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR the ratification of the selection of Deloitte & Touche, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2003; (iii) FOR the proposal to amend the Company's Certificate of Incorporation, as amended, to increase the total authorized shares of common stock from 15,000,000 to 40,000,000; (iv) FOR the amendment to increase the number of shares of common stock available for issuance under the Company's 1999 Stock Option Plan, as amended, from 3,500,000 shares to 6,000,000 shares if the proposal to amend the Certificate of Incorporation, as amended, is approved; and
(v) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     A plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of each of the director nominees. A majority of the votes of the shares of common stock outstanding is required for the approval of the amendment to the Company's Certificate of Incorporation, as amended. A majority of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the amendment to the Company's 1999 Stock Option Plan, as amended. If the ratification of the selection of the auditors is not approved by a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote, our Board will review its future selection of auditors. If any other matter of business is properly brought before the meeting, the proxies will vote on such matters at their discretion. The directors are not aware of any such other matters or business to be brought before the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes set forth as of March 17, 2003, the number of shares of the Company's outstanding common stock beneficially owned by (i) the Named Executive Officers set forth on page 18 of this Proxy Statement, (ii) each director and nominee for director of the Company, and (iii) all Named Executive Officers and directors of the Company as a group. The Company is not aware of any person or group of persons who beneficially own more than five percent (5%) of the outstanding shares of common stock of the Company other than Michael W. Johnson. All information is taken from or based upon ownership filings made by such persons with the Securities and Exchange Commission or upon information provided by such persons to the Company, and the percentages are based upon 9,318,359 shares of common stock outstanding on March 17, 2003.

                                                                                                Shares Beneficially
                                                                         Percent of Class        Owned Which May be
          Name and Address of                Amount and Nature of          Beneficially          Acquired Within 60
          Beneficial Owner(1)                 Beneficial Ownership           Owned(2)                 Days(3)
  -------------------------------------     ----------------------     -------------------    -----------------------
  Executive Officers and Directors:
  Michael W. Johnson                                  1,694,454                  15.9%                1,352,395
  Jeffrey Peotter                                       171,816                   1.8%                   13,958
  Allan R. Spies                                         86,548                      *                   35,833
  Duane Wentworth                                        63,958                      *                   53,958
  James T. Brandt                                       192,861                   2.0%                  189,861
  Harry R. Herbst                                       251,072                   2.6%                  222,500
  Donald Kark                                           388,333                   4.0%                  374,333
  James L. Medina                                        35,333                      *                   35,333

  All Executive Officers and
  Directors as a Group (8 persons):
                                                      2,884,375                  24.9%                2,278,171

-----------------
*    Represents less than 1% of shares of common stock deemed to be outstanding.

(1) The business address for each beneficial owner is 1875 Lawrence St., Ste. 1100, Denver, Colorado 80202.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company understands that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3) Represents the number of shares of common stock set forth under the column "Amount and Nature of Beneficial Ownership" that the beneficial owner has the right to acquire through the exercise of warrants or options that are currently exercisable or that are exercisable within 60 days of March 17, 2003.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of beneficially owned common stock of the Company. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2002, to the Company's knowledge, the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements, except that one of our directors, Mr. Duane Wentworth, inadvertently failed to file timely three Forms 5 reporting three option grants to him in 1997, 1999 and 2001, and failed to file timely a Form 4 reporting one option exercise in May 2000. Mr. Wentworth filed a Form 4 in June 2002 reporting all such grants and the option exercise.

                                   PROPOSAL 1
                                   ----------
                              ELECTION OF DIRECTORS
                              ---------------------


     Pursuant to the Bylaws of the Company, the authorized number of directors of the Company has been set at five. The Board has nominated four persons to be directors and four directors are to be elected at the meeting. The Company is currently conducting a search to fill the fifth director vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee will be elected to hold office until the next annual meeting of Stockholders or until his successor is elected and has qualified. Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
                        "FOR" EACH NOMINEE FOR THE BOARD.
                        -----

     The Board's nominees for director, each of whom is an incumbent director, are as follows:

      Nominee                         Age         Served as a Director Since
      -------                         ---         --------------------------

      Michael W. Johnson               41                    1995

      Jeffrey Peotter                  45                    2002

      Allan R. Spies                   54                    2000

      Duane Wentworth                  72                    1997

     Michael W. Johnson has served as Chief Executive Officer and a director of the Company since October 1995. In September of 1998, Mr. Johnson was elected Chairman of the Board. In March of 2001, Mr. Johnson was elected to serve as President of the Company. From 1990 to October 1995, Mr. Johnson was a consultant with McKinsey & Company, an international management-consulting firm, where he served leading technology companies in the United States and Europe on issues of growth, strategy, customer service, and mergers and acquisitions. Mr. Johnson has received a Bachelor of Science degree in Applied and Engineering Physics, and a Bachelors of Arts degree in English from Cornell University, a Diplome from Universite de Paris, and a Masters of Business Administration degree from Stanford University Graduate School of Business.

     Jeffrey Peotter joined the InfoNow board of directors in July 2002, bringing more than 21 years of software and high-tech experience to InfoNow. Prior to joining the board, Mr. Peotter served as Vice President of Corporate Development for BEA Systems from February 2000 through October 2001, a leading enterprise software provider, where he was responsible for strategic planning, mergers and acquisitions, and venture investing for the company. Previously, from May 1998 through February 2000, he was Vice President, General Manager, and Co-founder of the first division of BEA, growing the division's operations in a 12 month period from 50 to 250 employees and from $8 to $40 million in annual sales. Under his leadership, the operation expanded to include offices in North America and Europe, serving clients worldwide. From June 1995 through May 1998, Mr. Peotter held executive positions in leading global enterprises, including the role of Co-founder and Co-chief Executive Officer of Leader Group, Inc., a software and services production and implementation firm that was later acquired by BEA Systems. Prior to Leader Group, Mr. Peotter held key management and sales positions with Sybase, Hewlett-Packard, and AT&T. Currently, in addition to his appointment to the Board of Directors at InfoNow, Mr. Peotter is a private investor and business consultant. Mr. Peotter serves on the company's Audit and Governance Committees.

     Allan R. Spies has been a director since October 2000. Mr. Spies brings nearly 30 years of proven operations, finance and management expertise, gained through executive positions in leading global enterprises, to InfoNow's board. From 1996 to 2000, he served as the Chief Financial Officer of US West, a major telecommunications firm located in Denver, Colorado. In this role, Mr. Spies was responsible for internal and external finance including strategy, operations and investor relations. Mr. Spies worked for MediaOne from 1993 to 1996; he worked for US West when it spun off from AT&T from 1983 to 1993; and he worked for AT&T from 1970 to 1983. He currently serves on the Board of Directors and the Audit Committee of eyeRis, Inc., and iPASS Inc., both of which are privately held. Mr. Spies is chair of the Audit Committee and a member of the Governance Committee.

     Duane Wentworth has been a director since July 1997 and has served as a management consultant to various businesses since 1992. Mr. Wentworth has over 41 years of business experience, including serving in management positions with IBM and Control Data. During his tenure at Control Data, from 1976 to 1982, he was responsible for the formation of Professional Services Division, which provided world-wide consulting services for Control Data. Mr. Wentworth has also served as chairman and owner of Data Decisions, Inc., a supplier of specialized data processing services. Mr. Wentworth is chair of the Governance Committee and a member of the Audit Committee.

     Messrs. Johnson, Peotter, Spies and Wentworth currently serve on the Company's Board. Directors are elected annually to serve until the next annual meeting of Stockholders or until their successors are duly elected and have qualified. Messrs. Peotter, Spies and Wentworth are independent directors, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. There are no family relationships among the Named Executive Officers, directors and nominees for election to our Board. Each of the nominees for director is a citizen of the United States of America.

                             Committees of the Board
                             -----------------------

     The Board has established an Audit Committee and a Governance Committee of the Board. The Board may, from time to time, establish certain other committees to facilitate the management of the Company. The members and functions of these committees are as follows:

Audit Committee

     The members of the Audit Committee are Jeffrey Peotter, Allan Spies and Duane Wentworth; Mr. Spies serves as chairman. All of the Audit Committee members are independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' (the "NASD") listing standards. In addition, pursuant to NASD Rule 4350(d)(2)(a), all Audit Committee members are able to read and understand financial statements, and Mr. Spies has past employment experience in finance or accounting, with financial oversight responsibilities.

     The Board of the Company adopted a written charter for the Audit Committee in March 2000, and the Audit Committee periodically reviews and reassesses its adequacy. A copy of the Audit Committee Charter is attached as Appendix A to our Proxy Statement filed in connection with our 2001 annual stockholders meeting. The Audit Committee is responsible for (i) recommending independent auditors for approval by the Board, (ii) reviewing the scope of, and the fees for, the annual audit and considering whether the provision of non-audit services is compatible with auditor independence, (iii) reviewing with the independent auditors the corporate accounting practices, controls and policies of the Company, (iv) reviewing the Company's quarterly and annual financial statements, including any changes in accounting principles and reporting standards used in the preparation of such statements, and discussing them with management and the independent auditors; (v) reviewing with the independent auditors their final report, (vi) being available to the independent auditors during the year for consultation purposes; and (vii) investigating any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. The Audit Committee met five times during the fiscal year ended December 31, 2002.

     Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the members of the Audit Committee have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

Audit Committee Report

     The Audit Committee has discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits, their evaluation of the Company's internal controls and overall quality of the Company's financial reporting. The Audit Committee has also reviewed and discussed the audited financial statements with the management of the Company and has discussed with the independent auditors, Deloitte & Touche, LLP, the matters required to be discussed by SAS 61 regarding the Codification of Statement on Auditing Standards, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed the issue of independence with the independent accountant. The Audit Committee has also considered whether the independent auditor's provision of other non-audit services to the Company is compatible with the auditor's independence.

Audit Fees

     For the year ended December 31, 2002, we incurred fees for services from Deloitte & Touche, LLP as discussed below:

     o Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche, LLP for the audit of our 2002 annual financial statements and the review of the financial statements included in our 2002 Forms 10-QSB were approximately $65,000.

     o Financial Information Systems Design and Implementation. There were no fees billed, or services provided by Deloitte & Touche, LLP in 2002 related to financial information systems design and implementation.

     o All Other Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche, LLP for tax-related services were approximately $9,228 for the year ended December 31, 2002. There were no other fees billed, or services provided by Deloitte & Touche, LLP in 2002.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and our Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

     Respectfully submitted on February 24, 2003 by the members of the Audit Committee of the Board.

      Allan R. Spies, Chair
      Jeff Peotter
      Duane Wentworth

Governance Committee

     In August 2002, the Board unanimously voted to create a Governance Committee, which evolved from and replaces the Company's Compensation Committee. The newly formed Governance Committee handles board nominations; executive officer appraisals, compensation, and succession planning; and other functions related to corporate governance. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. In the event of a vacancy, the Governance Committee will consider suggestions for director nominees from stockholders. Suggestions for nominees must be delivered, in writing, to the Secretary of the Corporation. Any suggestions for director nominees from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2004 Annual Meeting of Stockholders of the Company must be submitted and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 2, 2003. The Governance Committee may, in its discretion, determine not to nominate the stockholder's director nominee. The members of the Governance Committee are Jeff Peotter, Allan Spies and Duane Wentworth; Mr. Wentworth serves as Chairman. No member of the Governance Committee was an officer or employee of the Company during fiscal 2002 or any time prior thereto. During fiscal year 2002, the Company did not engage in any transactions with the members of the Governance Committee. The Governance Committee met three times during the fiscal year ended December 31, 2002.

Board Meetings and Attendance

     During the fiscal year ended December 31, 2002, there were 14 meetings of the Board. During the last full fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which they served.

Director Compensation

     Directors who are employees of the Company receive no additional compensation for service on the Board. Each director who is not a full-time employee of the Company is reimbursed expenses for attendance at Board and Committee meetings. Each non-employee director is also awarded an option to purchase 35,000 shares of the Company's common stock on a bi-annual basis. The options are exercisable at the fair market value of the Company's common stock on the date of grant and vest over a 24-month period. Options expire ten (10) years from date of grant. If a director leaves the Board, his or her options stop vesting on the date of exit, and vested options can be exercised through the term of the original option agreement.

                                   PROPOSAL 2
                                   ----------
                      RATIFICATION OF SELECTION OF AUDITORS
                      -------------------------------------


     Upon recommendation from the Audit Committee, the Board of Directors has selected Deloitte & Touche, LLP as InfoNow's independent auditors to perform the audit of our financial statements for 2003, and the stockholders are being asked to ratify this selection. Deloitte & Touche, LLP has served as our independent auditors since March 2000. Representatives of Deloitte & Touche, LLP are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE FIRM OF DELOITTE & TOUCHE, LLP
    AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.




                                   PROPOSAL 3
                                   ----------
    APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED,
    -------------------------------------------------------------------------
             TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK
             -------------------------------------------------------
                      FROM 15,000,000 to 40,000,000 SHARES.
                      -------------------------------------


Introduction

On February 24, 2003, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation, as amended to date (the "Certificate"), to increase the total number of authorized shares of common stock of the Company from 15,000,000 to 40,000,000 shares. Such increase in the number of authorized shares of common stock of the Company would be effected by restating the fourth paragraph of current Article Fourth of the Certificate to read as follows (revised language shown in italics): "The total number of shares of stock which the Corporation is authorized to issue is Forty-Two Million (42,000,000) shares of which Forty Million (40,000,000) shares of the par value of $.001 each are Common Stock and Two Million (2,000,000) shares of the par value of $.001 each are Preferred Stock." The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Holders of common stock have no preemptive or other subscription rights.

     As of February 14, 2003, 9,318,359 shares of common stock were issued and outstanding, 4,460,883 shares were reserved for issuance upon exercise of outstanding stock options under the Company's 1990 and 1999 Stock Option Plans, as amended, 126,389 shares were reserved for issuances upon exercise of outstanding warrants, and 219,310 shares were reserved for issuance upon exercise of to be granted stock options under the Company's 1999 Stock Option Plan, as amended. Therefore, of the 15,000,000 shares of common stock currently authorized under the Certificate, approximately 875,059 shares are presently available for general corporate purposes. If Proposal 4 is approved by the stockholders, an additional 850,000 shares of common stock will be reserved for issuance upon exercise of to be granted stock options under the Company's 1999 Stock Option Plan, as amended, and only approximately 25,059 authorized shares will be available to the Company for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to have additional shares of common stock available for future issuance. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law and Nasdaq listing requirements) to take advantage of future opportunities for (i) possible acquisitions, (ii) equity financing, (iii) improvements to the Company's capital structure, (iv) stock dividends or stock splits, and (v) for other corporate purposes.

     The Board believes that the proposed increase in the number of authorized shares is desirable to maintain the company's flexibility in choosing how to pay for acquisitions and other corporate actions. We have provided below three possible examples illustrating how InfoNow may use the authorized but unissued shares in the future:

     1. In pursuit of long-term growth, InfoNow may, from time to time, explore opportunities to acquire technology or companies that would broaden its portfolio of product offerings, to augment its technological capabilities and/or to expand its geographic markets and distribution channels. If authorization of an increase in the common stock is postponed until a specific need arises, the delay and expense incident to obtaining approval of the stockholders at that time could impair the Company's ability to meet its objectives.

     2. In the event the Board determines it to be in the best interest of the Company to raise additional capital, the lack of available shares for issuance could preclude the Company from raising capital in a timely manner under favorable market conditions. If authorization of an increase in the common stock is postponed until a specific need arises, the delay incident to obtaining approval of the stockholders at that time could result in less favorable market conditions and impair the Company's ability to meet its objectives.

     3. In the event the Board determines it to be appropriate in the future to effect a stock split or stock dividend, the current number of authorized shares of common stock, excluding shares currently outstanding or reserved for future issuance, is not sufficient to enable the company to complete a stock split or stock dividend. Although we cannot guarantee that InfoNow's stock price will increase sufficiently to justify a stock split or dividend, or that the Board would declare a stock split or dividend at any specific price or at all, the Board believes that the increase in the number of authorized shares will provide us with the flexibility necessary to increase liquidity through future stock splits or dividends without the expense of a special stockholder meeting or having to wait until the next annual meeting.

     The Board of Directors does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. If this proposal is approved, all or any of the authorized shares may be issued without further stockholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the current stockholders for subscription. The issuance of shares other than on a pro-rata basis to all stockholders would reduce the proportionate interest in the company of each stockholder.

     The Company does not now have any agreement, understanding, arrangement or commitment which would result in the issuance of any of the additional shares to be authorized and no assurance can be given at this time that additional shares will, or as to the circumstances under which such shares might, in fact be issued. We have not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the company. This proposal to amend the Certificate is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

     At the Annual Meeting, stockholders will be asked to approve the amendment to the Certificate of Incorporation to increase the total number of authorized shares of common stock of the Company from 15,000,000 shares to 40,000,000 shares. Such approval will require the affirmative vote of a majority of the votes of the shares of common stock outstanding as of March 17, 2003.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" THE AMENDMENT TO THE CERTIFICATE.
                      ---
                                       11

                                   PROPOSAL 4
                                   ----------
     APPROVAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
     -----------------------------------------------------------------------
              OUR 1999 STOCK OPTION PLAN, AS AMENDED, TO 6,000,000
              ----------------------------------------------------


     The InfoNow Corporation 1999 Stock Option Plan, as amended (the "Plan"), was initially adopted by the Board and became effective on April 23, 1999. The Board amended the Plan on November 8, 1999 to increase the number of shares of common stock available for issuance thereunder from 600,000 to 1,500,000. The Plan was thereafter amended and restated by the Board on March 3, 2000 to, among other things, increase the number of shares available for issuance under the Plan to 2,000,000 and the Plan, as so amended and restated, was duly approved by the stockholders of the Company on April 21, 2000. On February 20, 2001, the Board approved an amendment to the Plan to increase the number of shares of common stock available for issuance thereunder from 2,000,000 to 2,800,000, and the stockholders duly approved the increase on May 11, 2001. On March 25, 2002, the Board approved a subsequent amendment to the Plan to increase the number of shares of common stock available for issuance thereunder from 2,800,000 to 3,500,000, and the stockholders duly approved the increase on May 10, 2002.

     On February 24, 2003, the Board approved, subject to stockholder approval at this Annual Meeting, an amendment to the Plan to increase the total number of shares of common stock available for issuance thereunder from 3,500,000 to 6,000,000, if the amendment to the Certificate increasing the total number of authorized shares of common stock is also approved at this Annual Meeting.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to have additional shares of common stock authorized for issuance under the 1999 stock option plan for the following reasons:

1. The proposed amendment to the Plan will assure that a sufficient reserve of common stock remains available for issuance under the Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and other personnel, and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

2. The proposed amendment to the plan would assure that a sufficient reserve of common stock remains available for issuance under the Plan in order to allow the Company to issue stock options in conjunction with a merger or acquisition. If, for example, the Company were to complete one or more mergers or acquisitions, the current level of shares authorized under the 1999 stockholder plan might not be sufficient to reload the merged or acquired company's option plan with InfoNow stock options.

     Therefore, the Board is seeking stockholder approval of an incremental increase in the number of shares of common stock authorized for issuance under the Plan to 6,000,000. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors.

     Action will only be taken to increase to 6,000,000 the number of shares authorized for issuance under the Plan if our stockholders approve the amendment to the Certificate under proposal 3 above. The number of shares authorized under the Plan will not be increased to 6,000,000 if the Certificate amendment is not approved because there are too few shares of common stock authorized for issuance under the Company's existing Certificate to give effect to the Plan increase contemplated by this proposal. The amendment to the Plan increasing the number of shares authorized for issuance thereunder to 6,000,000, as proposed to be approved by the stockholders, is attached to this Proxy Statement as Appendix A.

     As of February 14, 2003, options to purchase an aggregate of 3,280,690 shares of common stock were outstanding pursuant to the Plan and 49,808 options have been exercised since inception of the Plan. As of such date, the market price for our shares of common stock that are issuable upon exercise of outstanding options under the Plan was $1.21 per share (based upon the average of the high and low sales prices per share as quoted on the Nasdaq Stock Market on such date). Because equity holders who are not also employees, directors or executive officers of the Company are not eligible to receive options under the Plan, the directors and executive officers of the Company, to the extent that they are eligible to participate in the Plan, may receive a benefit not available to other holders of the common stock if the proposed amendment is approved.

     If the amendment to the Certificate as described in proposal 3 is approved by stockholders, the amendment to the Plan will be approved if a majority of the votes of the shares of common stock present in person or represented by proxy at the meeting are voted in favor of the amendment. The summary description of the Plan set forth below is qualified in its entirety by reference to the full text of the Plan, a copy of which was filed by the Company as an appendix to the Company's proxy statement used in connection with its 2001 annual meeting of stockholders and the amendment thereto approved by the stockholders was filed as an appendix to the Company's proxy statement used in connection with its 2002 annual meeting of stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PLAN
          INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR
                        ISSUANCE THEREUNDER TO 6,000,000.

                      Summary of the 1999 Stock Option Plan
                      -------------------------------------

Purpose

     The Plan is intended to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons, to serve the Company and its subsidiaries and to expend maximum effort to improve the business results and earnings of the Company and its subsidiaries, by providing to such officers, key employees, and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. There are four directors and approximately 114 employees eligible to participate in the Plan.

Administration

     The Board, which has the ultimate authority to either administer or delegate the administration of the Plan, has delegated the administration of the Plan to the Governance Committee (formerly the Compensation Committee, the "Committee") of the Board, which is comprised solely of non-employee directors. A member's term of office on the Committee is subject to the discretion of the Board. For purposes of this Summary of the Plan, all references to the Committee shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities delegated to the Committee.

     The Committee has the full authority to interpret and construe the provisions of the Plan and any award granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee's good faith determinations respecting the administration of the Plan are final and binding on all interested parties.

Shares Subject to the Plan

     The aggregate number of shares of common stock that may be issued under the Plan, prior to amendment, is 3,500,000. The fair market value of the aggregate number of shares issuable to an individual in a single calendar year with respect to which incentive stock options are first exercisable cannot exceed $100,000. Stock options which are not exercised, and the underlying shares of common stock that are not purchased, before such stock options expire may again be made subject to stock options under the Plan.

     The number of shares subject to stock options and the option price of such shares, and the aggregate number of shares which may be made subject to stock options under the Plan in the future, will be appropriately adjusted upon a reorganization, recapitalization, stock dividend paid in Capital Stock of the Company, stock split, combination of shares, exchange of shares, change in corporate structure or other such change in the common stock.

Grant of Stock Options

     Subject to the provisions of the Plan, the Committee may grant stock options to any eligible person under the Plan and has authority to determine the option price, number of shares of common stock subject to each option granted and vesting schedule of such options. Each stock option will be evidenced by a written stock option agreement containing the terms and conditions as the Committee may determine, subject to the provisions of the Plan.

     Because the number of stock options that may be granted to any individual is in the discretion of the Committee, the value of the benefits that may be received under the Plan by the Company's executive officers and directors individually or as a group in any particular year cannot be determined.

     Stock options granted under the Plan may be either incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), or nonstatutory stock options ("NSOs") that do not qualify as incentive stock options under section 422 of the Code. The option price of any ISO may not be less than the fair market value of the common stock, or for a person who holds more than 10% of the Company's outstanding voting stock, not less than 110% of the fair market value of the common stock, on the date of grant. The option price of any NSO may not be less than 85% of the fair market value of the common stock on the date of grant.

Eligibility and Participation

     Grants of ISOs may be made to employees of the Company and NSOs may be granted to employees, directors of, or consultants to the Company. Any director of the Company who is also an employee of the Company is eligible to receive ISOs.

Exercise of Options; Term

     Subject to the provisions of the Plan, the Committee shall determine when a stock option, or a portion of a stock option, becomes exercisable and when it expires. Stock options shall expire no later than ten years after the date of grant, except for ISOs granted to persons who hold more than 10% of the outstanding common stock of the Company, in which case stock options shall expire no later than five years after the date of grant. If an employee of the Company is terminated for any reason other than death or disability or for cause, the employee may exercise options exercisable as of the date of termination for a period ending on the last day of the month following the month of termination. Upon the death or disability of an employee, options exercisable as of the date of death or disability are exercisable for the twelve-month period following such death or disability. In no event, however, are options exercisable later than the specified expiration date in the particular option agreement. If an employee, director or consultant is terminated for cause, as defined in the Plan, any unexercised stock options terminate.

Terms of Payment

     Subject to applicable law, the Committee, in its discretion, may permit a participant to make payment for the exercise of stock options granted under the Plan

     o    in cash,
     o by surrendering to the Company whole shares of common stock previously acquired by the participant,
     o by requesting that a portion of the shares of common stock issuable upon exercise of the stock option be withheld based on their fair market value on the date of grant, or
     o by delivering a promissory note to the Company or borrowing funds from the Company on terms and conditions determined by the Committee in its sole discretion.

Assignability

     Except as otherwise determined by the Committee with respect to NSOs, options may not be assigned, transferred, pledged or hypothecated in any way except by will or by the laws of descent and distribution. Options are not assignable by operation of law, nor subject to execution, judgment, decree, bankruptcy, assignment for benefit of creditors, attachment, garnishment or similar process.

Corporate Transactions and Changes in Control

     Unless after giving effect to any of the transactions described below the persons who were holders of the outstanding common stock of the Company immediately prior to such transaction are immediately after such transaction the holders of at least 51% of the outstanding voting capital equity of the surviving entity, upon

     o    a merger, consolidation, or acquisition of the Company,
     o a share exchange in which 95% or more of the outstanding capital stock of the Company is exchanged for securities of another corporation, or
     o    the sale of all or substantially all of the Company's assets,

the Committee may, at its discretion, accelerate the vesting schedules of options so that the options will become exercisable as to shares of common stock that could have been purchased under such vesting schedules within 12 months after the date of consummation of such a transaction. The Committee also has discretion upon any such event to accelerate the vesting of all options outstanding immediately prior to the consummation of the transaction or to require participants, in lieu of exercising vested options, to accept cash payment in consideration for termination of their options. All unexercised options terminate upon the consummation of any such transaction, unless expressly assumed by a successor entity.

     If an employee is terminated without cause by the Company within one year following a change in control of the Company, the vesting schedule of all options held by such employee shall be automatically accelerated.

Amendment

     The Committee may amend the Plan in any respect, at any time, but must obtain the approval of the stockholders to increase the maximum number of shares of common stock issuable under the Plan, to materially modify the eligibility requirements or materially increase the benefits accruing to participants under the Plan.

Term of the Plan

     No stock options may be granted under the Plan after April 23, 2009. Stock options outstanding after April 23, 2009 will continue to be governed by the provisions of the Plan until they are exercised or expire.

Income Tax Treatment to the Company and the Participants

     The following summarizes only the federal income tax consequences of stock options granted under the Plan based on current tax laws, rules and regulations. State and local tax consequences may differ.

     NSOs

     The grant of an NSO under the Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of an NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to a corresponding income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than twelve months following exercise. The Company does not receive a tax deduction for any such gain.

     ISOs

     The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on the period of time for which the stock was held. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The difference between the fair market value of shares granted under an ISO at exercise and the exercise price is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. The alternative minimum tax and other tax rules are complex. Therefore, you should consult your own tax advisors concerning the tax consequences of acquiring shares of common stock under the Plan and the disposition of any shares of common stock acquired under the Plan.

Registration of Shares

     All of the shares of common stock currently issuable under the Plan have been registered with the Securities and Exchange Commission on Form S-8 registration statements. If approved by the stockholders at the meeting, the Company will promptly seek to effect the registration of such additional shares.



                               EXECUTIVE OFFICERS

      The following persons are the Executive Officers of the Company:

Name                                   Age                                           Position and Offices Held
----                                   ---                                           -------------------------

Michael W. Johnson(1)                  41         Chief Executive Officer, President and Chairman of the Board

James T. Brandt                        40                   Executive Vice President, Development and Services

Harry R. Herbst                        51                    Executive Vice President, Chief Financial Officer

Donald Kark                            39                   Executive Vice President, Chief Technology Officer

James L. Medina                        41                                Vice President, Controller, Treasurer


----------------
     (1) Information concerning the business experience of Mr. Johnson is provided under the section above entitled "Election of Directors - Nominees."


     James Brandt was appointed Executive Vice President in March 2000, after he joined InfoNow as Director of Operations in May of 1999. Prior to joining InfoNow, he was with TRW, Inc. (now part of Northrup Grumman) for 15 years starting as a Software Engineer and progressively moving to System Engineer, Lead Engineer, and ending as Program Manager. Mr. Brandt received a TRW Fellowship award entitling him to a full post-graduate scholarship. He was also selected to TRW's exclusive Leadership Program designed for future executives. Mr. Brandt has a BS degree in Electrical Engineering/Computer Science from Notre Dame and a MS degree in Electrical Engineering from University of Southern California.

     Harry Herbst was appointed to his current position as Executive Vice President and Chief Financial Officer on February 22, 2001. Prior to joining InfoNow, Mr. Herbst was Executive Vice President and Chief Financial Officer at ICG Communications, Inc. From 1995 to 1998 he served as Vice President, finance and strategic planning and Treasurer for Gulf Canada Resources Limited. Prior to that, Mr. Herbst began his professional career as a CPA with Coopers & Lybrand (now PriceWaterhouseCoopers). He holds a masters degree from the University of Denver and an undergraduate degree in accounting from the University of Colorado.

     Donald Kark was named Chief Technology Officer in March of 2000, after serving as Executive Vice President since May of 1997. Prior to joining InfoNow in December 1996, Mr. Kark was with Welkin Associates, Ltd. from June 1995 to December 1996, where he was a consultant and advisor to high technology clients on advanced technology information systems. From June 1985 to June 1995, Mr. Kark worked with TRW, Inc. (now part of Northrup Grumman) as a Chief Engineer, Project Manager, Hardware Engineer and Software Developer. He holds a B.S.C.E.E. from Purdue University and has won numerous awards for his professional accomplishments, including TRW's most prestigious engineering award, the TRW Chairman's Award for Innovation.

     James Medina was named Vice President, Controller and Treasurer in May 2001, after joining InfoNow as Vice President and Controller in May 2000. Mr. Medina has more than 19 years of experience in the areas of finance, accounting and management. Prior to joining InfoNow, he served as Vice President of Finance and Administration for Teikyo Loretto Heights University from July, 1997 to May 2000. He holds a BS degree in Accounting from the University of Colorado and an MBA from the Daniels School of Business at the University of Denver.

     All executive officers are citizens of the United States of America and are appointed by the Board and serve at the Board's discretion.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the cash compensation earned for the fiscal years ended December 31, 2002, 2001, and 2000 by the Company's Chief Executive Officer and by the Company's most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 2002 fiscal year and whose individual total annual salary and bonus for the 2002 fiscal year exceeded $100,000 (the "Named Executive Officers").

                                      SUMMARY COMPENSATION TABLE

                                                           Annual                        Long-Term
                                                                                       Compensation
                                                                                      --------------
                                                        Compensation                       Awards
                                          -----------------------------------------   --------------
                                                                                         Securities
 Name and                                    Salary         Bonus          Other         Underlying
Principal Position            Year            ($)            ($)         Annual Comp     Options(#)
----------------------------------------------------------------------------------------------------

Michael W. Johnson            2002          200,000            -            586(1)        290,000
   Chief Executive            2001          171,162            -            460(1)              -
   Officer, President,        2000          139,122            -            460(1)              -
   Chairman of the Board

Jim Brandt(2)                 2002          155,000            -            661(1)         65,000
   ExecutiveVice              2001          130,000            -                           35,000
   President                  2000           05,833       35,000                           45,000

Harry R. Herbst(3)            2002          190,000            -            290(1)         55,000
   Executive Vice             2001          167,833            -                          235,000
   President/Chief            2000             -               -                             -
   Financial Officer

Donald Kark                   2002          160,000            -            863(1)         65,000
   Executive Vice             2001          141,614            -            750(1)         60,000
   President/Chief            2000          121,114       35,000       4,234.50(4)              -
   Technology Officer

James L. Medina (5)           2002          102,500            -             90(1)         16,000
   Vice President,            2001           92,500            -              -            24,000
   Controller,                2000           51,571        5,800              -            10,000
   Treasurer

----------------
(1)  Represents cost of annual premium payments for life insurance policies.
(2)  Mr. Brandt became Executive Vice President in March of 2000.
(3)  Mr. Herbst joined the Company in February 2001.
(4) In addition to paid life insurance premiums totaling $750, Mr. Kark was given airplane tickets due to the mandatory postponement of a vacation.
(5)  Mr. Medina became Treasurer in May of 2001.

     The following table presents information concerning individual grants of options to purchase shares of our common stock made during the fiscal year ended December 31, 2002 to each of the Named Executive Officers. No stock appreciation rights ("SARs") were issued during the year ended December 31, 2002.

                                      OPTION GRANTS IN LAST FISCAL YEAR

                             Number of       Percent of Total
                            Securities            Options            Exercise
                            Underlying          Granted to              or
                              Options           Employees           Base Price
Name                        Granted (#)        in Fiscal Year          ($/Sh)          Expiration Date
----                        -----------        --------------          ------          ---------------

Michael W. Johnson         200,000(1)             20.54%                 2.215            2/26/12
                            90,000(2)              9.24%                 1.075            6/24/12
Jim Brandt                  65,000(2)              6.68%                 1.075            6/24/12
Harry R. Herbst             55,000(2)              5.65%                 1.075            6/24/12
Donald Kark                 65,000(2)              6.68%                 1.075            6/24/12
James L. Medina             10,000(2)              1.07%                 1.075            6/24/12
                             6,000(3)              0.64%                 0.76             8/30/12

--------------
(1)  Vests over 23 months from the grant date of February 26, 2002 with 1/23rd vesting each month after the grant.
(2)  Vested immediately on date of grant of June 24, 2002.
(3)  Vests over 36 months from the grant date of August 30, 2002, with 7/36th vesting on March 30, 2003 and 1/36th vesting each month after following.


     The following table sets forth the fiscal year-end value of in-the-money options to purchase common stock for each Named Executive Officer as of December
31, 2002. No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2002.


                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                     FISCAL YEAR-END OPTION VALUES

                                    Number of Securities                 Value of Unexercised
                                   Underlying Unexercised                In-the-Money Options
                                    Options at FY-End (#)                  at FY-End ($)(1)
                                    ---------------------                  ----------------
      Name                     Exercisable      Unexercisable       Exercisable       Unexercisable
      ----                     -----------      -------------       -----------       -------------
Michael W.  Johnson            1,317,613            143,043           $108,696                  $0
Jim Brandt                       180,972             39,028            $28,275                  $0
Harry R. Herbst                  196,389            123,611            $29,425                  $0
Donald Kark                      369,056             46,944            $28,275             $12,444
James L. Medina                   30,889             31,611             $4,850             $ 4,000

------------------
(1)  Based upon the difference between the exercise price and the fair market value of the common stock underlying the stock options at December 31, 2002 that had an exercise price less than the fair market value of the common stock on such date. The fair market value of Company common stock at
     December 31, 2002, measured as the mean of the closing bid and asked prices of the common stock on such date, was $1.51 per share.

                                       20



                      EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 17, 2003, regarding securities authorized for issuance under the Company's equity compensation plans. The equity compensation plans include the 1990 Stock Option Plan and the
1999 Stock Option Plan. As of March 17, 2003, there were 1,180,193 options outstanding and no shares of common stock available for future grant under the
1990 Stock Option Plan, which has expired. As of March 17, 2003, there were
3,293,190 options outstanding and 157,002 shares available for grant under the 1999
Stock Option Plan. These equity compensation plans have both been approved by the Company's stockholders.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                          Number of securities
                                                                                          remaining available for
                                Number of securities to be   Weighted average exercise    future issuance under
                                issued upon exercise of      price of outstanding         equity compensation plans
                                outstanding options,         options, warrants and        (excluding securities
                                warrants and rights          rights                       reflected in column (a))
Plan Category                               (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by shareholders:              4,599,772                        $2.73                      157,002

------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by stockholders:                    -                            -                            -

------------------------------- ---------------------------- ---------------------------- ----------------------------
         Total                         4,599,772                        $2.73                     157,002
------------------------------- ---------------------------- ---------------------------- ----------------------------



               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
               --------------------------------------------------
                       AND CHANGE-IN-CONTROL ARRANGEMENTS
                       ----------------------------------

     On February 26, 2002, the Company extended the April 15, 2000 employment agreement with Michael W. Johnson, Chief Executive Officer and Chairman of the Board of the Company, to December 31, 2003. The agreement provides for an annual base salary of $200,000 and cash performance bonuses of up to 50% of Mr. Johnson's annual base salary based on the achievement of overall company performance and the achievement of specific individual performance targets as defined between Mr. Johnson and the Company's Governance Committee. The agreement provides for the periodic review and adjustment of Mr. Johnson's base salary. The agreement also granted Mr. Johnson the option to purchase 200,000 shares of the Company's common stock, with an exercise price based on the fair market value on February 26, 2002. Mr. Johnson is eligible to receive additional options to purchase common stock as authorized from time to time by the Board. Mr. Johnson is also provided a total term life policy benefit of $1,000,000, payable to his estate in the event of his death during the term of the agreement. The agreement provides for the acceleration of the vesting of all options awarded to him in the event that there is a change in control of the Company. If Mr. Johnson is terminated without cause, he is entitled to 90 days advance notice and severance payments equal to 100% of his annual base salary then in effect for a period of 15 months. He is also entitled to maintain his employee benefits for 15 months. In addition, the Company will accelerate vesting of 50% of all unvested options held by him at the date of his termination.

     On October 26, 2001, the Company entered into a two-year employment agreement with James T. Brandt, Executive Vice President, Development & Services. The agreement provides for a base salary of $135,000, and cash performance bonuses of up to a maximum of 35% of base annual salary based on overall Company performance and the achievement of individual performance targets. The agreement provides for the periodic review and adjustment of Mr. Brandt's base salary. Mr. Brandt is eligible to receive options to purchase common stock as authorized from time to time by the Board. Mr. Brandt is also provided a total term life policy benefit of $500,000 payable to his estate in the event of his death during the term of the agreement. If Mr. Brandt is terminated without cause, he is entitled to severance payments equal to six months salary.

     On February 22, 2001, the Company entered into a three-year employment agreement with Harry R. Herbst, Executive Vice President and Chief Financial Officer. The agreement provides for a base salary of $190,000, and cash performance bonuses of up to $85,000 based on defined performance targets. The agreement provides for the periodic review and adjustment of Mr. Herbst's base salary. Under this agreement, Mr. Herbst was granted an option to purchase 225,000 shares of the Company's common stock, with an exercise price based on the fair market value of the Company's stock on February 22, 2001. If Mr. Herbst is terminated without cause, he is entitled to severance payments equal to his then base salary for a period of 12 months and formula-based accelerated vesting of his options as set forth in his Option Agreement with the Company.

     On February 16, 1998, the Company entered into an eighteen-month employment agreement with Donald Kark, Vice President of Engineering and Technology. On March 30, 2001 Mr. Kark's agreement was renewed for 24 months. The agreement provides for an annual base salary of $145,000 and for the periodic review and adjustment of Mr. Kark's base salary. Mr. Kark is eligible for an annual performance bonus up to a maximum of 30% of base annual salary based on overall Company performance and the achievement of individual performance targets. Mr. Kark is also provided a total term life policy benefit of $500,000 payable to his estate in the event of his death during the term of the agreement. Under this agreement, Mr. Kark was granted an option to purchase 50,000 shares of the Company's common stock, with an exercise price based on the fair market value of the Company's stock on May 10, 2001. If Mr. Kark is terminated without cause, he is entitled to a severance payment equal to six months salary, and the Company will accelerate vesting of 25% of all unvested options held at the date of termination.

     On April 26, 2000, the Company entered into an employment agreement with James L. Medina, Vice President and Controller. Mr. Medina was promoted to Treasurer in May 2001. Mr. Medina's annual base salary is $105,000 and Mr. Medina is eligible for the periodic review and adjustment of his annual salary. He is also eligible for an annual performance bonus, with the total incentive compensation amount determined annually, based on overall Company performance and the achievement of individual performance targets.

Certain Relationships and Related Transactions

     There have been no transactions during the last two completed fiscal years, and there are no proposed transactions, to which we were or are to be a party in which any of our directors or nominees for director, Named Executive Officers, 5% stockholders, or any of the members of the immediate family of any of them had or is to have a direct or indirect material interest.


                              STOCKHOLDER PROPOSALS
                              ---------------------

     No stockholder proposals were submitted for the 2003 Annual Meeting. Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2004 Annual Meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 2, 2003.

     If a stockholder intends to submit a proposal at the 2004 Annual Meeting, which proposal is not to be considered for inclusion in the Company's proxy statement and form of proxy relating to such a meeting, the Company must receive proper written notice on or before February 15, 2004. Under the rules promulgated by the Securities and Exchange Commission, stockholder proposals not included in the Company's proxy materials for its 2004 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after February 15, 2004. Management proxies will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2004 Annual Meeting unless the Company receives notice thereof by February 15, 2004 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Securities Exchange Act of 1934, as amended, are met.

                                  OTHER MATTERS
                                  -------------

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's common stock is based upon information contained in reports and/or schedules filed by such owner with the Securities and Exchange Commission.

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2002, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

     The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements included therein, for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission to any Stockholder (including any beneficial owner) upon written or oral request to InfoNow Corporation, Attn: Investor Relations, 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202; Telephone: 303-293-0212. A copy of the exhibits to such report will be furnished to any Stockholder upon written request and payment of a nominal fee.

                                                                      Appendix A

                                    ARTICLE 6
                   Shares of Common Stock Subject to the Plan

Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 6,000,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSOs. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

                                                                      Appendix B


                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS for the Annual Meeting of Stockholders to be held on May 9, 2003

     The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement dated April 1, 2003, relating to the Annual Meeting of Stockholders to be held at The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis Street, Denver, Colorado 80202, at 10:00 a.m. local time, and hereby appoints Harold Herbst and Rebecca Winning, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of InfoNow Corporation registered in the name provided herein which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals proposed by InfoNow Corporation set forth in said Proxy Statement, which proposals are set forth below.

     Proposal 1.    To elect four (4) directors to serve until the next Annual
                    Meeting of Stockholders, or until their respective successors are elected and qualified;

     Proposal 2.    To ratify the selection by the Board of Directors of the
                    independent auditors of the Company for the fiscal year ending December 31, 2003;

     Proposal 3.    To amend the Company's Certificate of Incorporation, as
                    amended to date, to increase the total number of authorized shares of the Company's common stock from 15,000,000 to 40,000,000 shares; and

     Proposal 4.    To amend, subject to stockholder approval of the amendment to the Company's Certificate of Incorporation, as amended to date, set forth in proposal 3, the Company's 1999 Stock
                    Option Plan, as amended, to increase the number of shares of common stock available for issuance to 6,000,000 shares.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

     SEE REVERSE SIDE. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted for proposals 1, 2, 3 and 4. This proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Stockholders Meeting to the undersigned. Please mark your votes with an "X".

     InfoNow Corporation's Board of Directors recommends a vote "FOR" all proposals.

1. Approval of the election of each of the four nominees named herein for the office of director to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

     |_| FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) |_| WITHHOLD AUTHORITY TO VOTE FOR ALL LISTED BELOW

        Michael W. Johnson, Jeffrey Peotter, Allan Spies, Duane Wentworth

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. Ratification of the appointment of Deloitte & Touche, LLP as independent auditors of the Company for the fiscal year ended December 31, 2003.

     |_| FOR                 |_|   AGAINST              |_|    ABSTAIN

3. Approval to amend the Company's Certificate of Incorporation, as amended to date, to increase the total authorized shares of common stock from 15,000,000 to 40,000,000.

     |_| FOR                 |_|   AGAINST              |_|    ABSTAIN

4. Approval of amendment, subject to stockholder approval of the amendment to the Company's Certificate of Incorporation, as amended to date, set forth in proposal 3, to the Company's 1999 Stock Option Plan, as amended, to increase the number of shares of common stock available for issuance to 6,000,000 shares.

     |_| FOR                 |_|   AGAINST              |_|    ABSTAIN

By signing this proxy the signatory authorizes its transmission to InfoNow Corporation or the proxies by electronic means, including telecopy. The undersigned hereby authorizes the proxies, and each of them, in their discretion, to vote on any other business as may properly be brought before the Annual Meeting or any adjournment thereof.

Address Change? Mark here |_|                    Dated:
Indicate Changes below:                          -------------------------------


                                                 -------------------------------
                                                 Signature(s) of Shareholder(s)


                                                 -------------------------------
                                                 Signature(s) of Shareholder(s)

Signature(s) must agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE SIGN AND DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED,
          POSTAGE PRE-PAID (IF MAILED WITHIN THE U.S.) RETURN ENVELOPE.

                                                                      Appendix C


                                [GRAPHIC OMITTED]

                   -------------------------------------------




                               INFONOW CORPORATION

                   -------------------------------------------



                                STOCK OPTION PLAN





                            DATED AS OF MAY 10, 2002







       Prepared by Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street,
                             Boulder, Colorado 80302

                               INFONOW CORPORATION

                             1999 STOCK OPTION PLAN
                                Table of Contents


ARTICLE 1
     Purpose                                                                 1

ARTICLE 2
     Incentive Stock Options and Non-Incentive Stock Options                 1

ARTICLE 3
     Administration                                                          1

ARTICLE 4
     Definitions
                                                                             2
          4.1   "Change in Control"                                          3
          4.2   "Common Stock"                                               3
          4.3   "Corporate Transaction"                                      3
          4.4   "Employee"                                                   3
          4.5   "Fair Market Value"                                          3
          4.6   "Secondary Public Offering"                                  4
          4.7   "Non-Employee Director"                                      4
          4.8   "Participant"                                                4
          4.9   "Securities Act"                                             4
          4.10  "Stock Option"                                               4

ARTICLE 5
     Eligibility and Participation                                           4

ARTICLE 6
     Shares of Common Stock Subject to the Plan                              5
          6.1   Maximum Number                                               5
          6.2   Capital Changes                                              5

ARTICLE 7
     Exercise of Stock Options                                               5
          7.1   Time of Exercise                                             5
          7.2   Exchange of Outstanding Stock                                6
          7.3   Use of Promissory Note: Exercise Loans                       6
          7.4   Termination of Employment before Exercise                    6
          7.5   Disposition of Forfeited Stock Options                       7
          7.6   Conditions of Exercise                                       7

ARTICLE 8
     No Contract of Employment                                               8

ARTICLE 9
     No Rights as a Stockholder                                              8

ARTICLE 10
     Assignability                                                           9

ARTICLE 11
     Corporate Transactions and Changes in Control                           9

ARTICLE 12
     Amendment                                                               10

ARTICLE 13
     Registration of Optioned Shares                                         10

ARTICLE 14
     Withholding Taxes                                                       11
          14.1  Satisfaction of Withholding Obligations                      11
          14.2  Notification of Inquiries and Agreements                     11
          14.3  Use of Outstanding Stock for Withholding Obligations         11

ARTICLE 15
     Brokerage Arrangements                                                  12

ARTICLE 16
     Nonexclusivity of the Plan                                              12

ARTICLE 17
     State Law Provisions                                                    12

ARTICLE 18
     Effective Date                                                          12

                               INFONOW CORPORATION

                             1999 STOCK OPTION PLAN

                                    ARTICLE 1
                                     Purpose

     The INFONOW CORPORATION CORPORATION 1999 STOCK OPTION PLAN (the "Plan") provides for the grant of Stock Options to employees, directors and consultants of INFONOW CORPORATION (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

                                    ARTICLE 2
             Incentive Stock Options and Non-Incentive Stock Options

     2.1 The Stock Options granted under the Plan may be either:

          2.1.1 Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          2.1.2 Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under
                Section 422 of the Code.

          2.1.3 All Stock Options shall be ISOs only to the extent specified in the Option Agreement. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other. All Stock Options shall be NSOs unless the Board determines otherwise.

     2.2 Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

                                    ARTICLE 3
                                 Administration

     3.1 The Plan shall be administered by the Board, or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of Stock Options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

     3.2 All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in that Rule are satisfied. Unless otherwise specified by the Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of that Rule.

                                    ARTICLE 4
                                   Definitions

     4.1 "Change in Control." Change in Control shall mean any of the following events occurring after April 23, 1999.

        4.1.1 If any one Person (as defined below), after the date of a Secondary Public Offering of the Company, in a single transaction or in a series of transactions shall purchase or otherwise acquire or become the beneficial owner of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding voting securities (including any voting securities issuable upon conversion of convertible securities of the Company held by such Person);

        4.1.2 If at any annual or special meeting of Company stockholders following a contested election the Board of Directors of the Company shall cease to be an Authorized Board. For purposes of this paragraph, a "contested election" shall mean (i) an election contest subject to Rule 14a-11 under the Exchange Act or (ii) an election which would have been subject to Rule 14a-11 if at the time of such election the Company had securities registered pursuant to
Section 12 of the Exchange Act;

        4.1.3 If a change of control of the Company (i) required to be reported in accordance with Item 6 of Schedule 14A under the Exchange Act, or (ii) which would be required to be reported in accordance with Item 6 of Schedule 14A if at the time of such election the Company had securities registered pursuant to
Section 12 of the Exchange Act, has otherwise occurred unless a Constitutional Majority of an Authorized Board approves the Change of Control and specifically waives the application of this Section;

        4.1.4 A dissolution or liquidation of the Company;

        4.1.5 A sale of all or substantially all the Company's assets;

        4.1.6 A determination by the Board or the Committee (as applicable), in its sole discretion, that there has been a change in control of the Company.

              4.1.6.1 For purposes of this Section "Person" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act, as in effect on the date thereof, and shall include, without limitation, any "Affiliate" or "Associate" of such Person (as those terms are used in Rule 12b-2 under the Exchange Act); provided, however, that the term "Person" shall not include the Company or any trustee or other fiduciary holding securities under any employee benefit plan of the Company. For purposes of this Section , (i) beneficial ownership shall be computed in accordance with Rule 13d-3 under the Exchange Act; and (ii) "Authorized Board" shall mean a Board of Directors of the Company of which a number of directors equal to a majority of the authorized number of directors constituting the entire Board, including vacancies (a "Constitutional Majority"), were either members of the Board of Directors on the date of the Company's Initial Public Offering or were nominated or elected a director by a Constitutional Majority at the date of nomination or election of an Authorized Board.

     4.2 "Common Stock." A share of Common Stock means a share of authorized common stock of the Company.

     4.3 "Corporate Transaction." Corporate Transaction shall mean one or more of the following transactions unless persons who were holders of outstanding voting capital stock of the Company which was outstanding immediately prior to such transaction are immediately after such transaction holders of 51% or more of the outstanding voting capital stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger, consolidation or acquisition (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

     4.4 "Employee." An Employee is an employee of the Company or any Participating Subsidiary.


     4.5 "Fair Market Value." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and closing asked prices, as quoted by the National Association of Securities Dealers, Inc. through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Committee after such consultations with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee may maintain a written record of its method of determining such value.

     4.6 "Secondary Public Offering." "Secondary Public Offering" shall mean any offering of securities to the public by the Company which is registered pursuant to the Securities Act.

     4.7 "Non-Employee Director." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

     4.8 "Participant." A Participant is an Employee, director or consultant of the Company to whom a Stock Option is granted.

     4.9 "Securities Act." Securities Act shall mean the Securities Act of 1933, as amended.

     4.10 "Stock Option." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

                                    ARTICLE 5
                          Eligibility and Participation

Grants of ISOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to Employees or directors of, or consultants to, the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Board or Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, and the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, and the Option Price of an NSO shall be not less than eighty-five percent (85%) of the Fair Market Value on the date the NSO is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

                                    ARTICLE 6
                   Shares of Common Stock Subject to the Plan

     6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 3,500,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSOs. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2 Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend paid in capital stock of the Company, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share. Without limitation, a distribution to shareholders of the Company of securities of a subsidiary of the Company does not result in an adjustment under Section 6.1 or permit the holder to acquire securities of such subsidiary.

                                    ARTICLE 7
                            Exercise of Stock Options

     7.1 Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. Unless otherwise specified in an Option Agreement, a Stock Option shall become exercisable (i) with respect to 7/36 of the shares subject thereto seven months after the date of grant, and
(ii) with respect to 1/36 of the shares subject thereto at the end of each month thereafter, (so that all Stock Options are fully vested three (3) years after the date of grant) subject to continued employment with the Company or a Participating Subsidiary and Section hereof. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option. No fractional shares shall be issued as a result of the exercise of a Stock Option. In computing the number of shares to be received as a result of the exercise of a Stock Option, the Committee will "round down" to the nearest whole share.

     7.2 Exchange of Outstanding Stock. The Committee, in its sole discretion, may permit a Participant to (i) surrender to the Company whole shares of Common Stock previously acquired by the Participant and/or (ii) request that the Company withhold whole shares of Common Stock issuable upon exercise of the Stock Option, as part or full payment for the exercise of a Stock Option. Such surrendered or withheld shares shall be valued at their Fair Market Value on the date of exercise. Shares credited to a Participant shall again be available for grant under the Plan.

     7.3 Use of Promissory Note; Exercise Loans. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party. Any loan by the Company or acceptance of a promissory note shall be made in accordance with the corporate law of the Company's state of incorporation.

     7.4 Termination of Employment before Exercise. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability or for cause (as defined below), any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of the Participant's employment for a period ending on the last day of the month next following the month of such termination (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment until the last day of the twelfth month (but not later than the specified expiration date from the date of such termination). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the one-month or twelve-month periods referred to above, his Stock Options may be exercised by the Participant's estate, duly appointed representative or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, to the extent that they were exercisable on the date of cessation of his employment, but no further installments of the Participant's Stock Options will become exercisable and each of the Participant's Stock Options shall terminate on the last day of the twelfth month from the date of the Participant's death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     Notwithstanding the foregoing provisions of this Section, but subject to the other provisions of this Plan, the Option Agreement may specify longer periods for exercise of a NSO or ISO after any such an event.

     Upon action of the Committee in its sole discretion, except as provided in a written employment or consulting agreement of the Company or a Participating Subsidiary with the Participant, which is referenced in the Option Agreement, any Stock Option shall terminate immediately, and may not be exercised, (i) if prior to the date of exercise and/or delivery of certificate(s) representing shares received upon the option exercise (but in any event not later than five
(5) days after date of exercise) Participant is terminated for cause as an Employee of the Company or its Participating Subsidiary, or if not an Employee, for cause as a director or consultant for the Company or its Participating Subsidiary; or (ii) if subsequent to a Participant's termination and prior to the expiration of the term of the Stock Option conditions arise or are discovered with respect to a Participant that would have constituted cause for termination. "Cause" shall have the meaning given to it in the Participant's written employment, consultant or director agreement with the Company or Participating Subsidiary. If no such written agreement exists, "cause" shall mean (i) dishonesty which is not the result of an inadvertent or innocent mistake with respect to the Company or any of its subsidiaries; (ii) willful misfeasance or nonfeasance of duty intended to injure or having the effect of injuring in some material fashion the reputation, business or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors or employees; (iii) conviction upon a charge of any crime involving moral turpitude or a crime other than a vehicle offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; or (iv) willful or prolonged absence from work by the Participant (other than by reason of disability due to physical or mental illness) or failure, neglect or refusal by the Participant to perform his duties and responsibilities without the same being corrected upon thirty (30) days prior written notice. In addition, unless specifically provided otherwise in reference to this Plan in a written employment, consultant or director agreement with the Company or Participating Subsidiary, "cause" for purposes of this Section shall exist (and termination of the Stock Option may occur even if not so provided in the written employment, consultant or director agreement with the Company or Participating Subsidiary) if the Participant materially breaches any provision of an agreement with the Company or any of its subsidiaries with respect to obligations regarding non-competition, invention, ownership, confidentiality, non-solicitation of customers, and non-hire of customers and employees of the Company or a Subsidiary, or if the Participant commits a material breach of any other obligation to the Company or any of its subsidiaries under conditions where the existence of this risk of termination of the Stock Option would not constitute a substantial risk of forfeiture under
Section 83 of the Code if Section 83 of the Code would apply in respect of such Stock Options in such circumstance and require such Stock Option to be treated as taxable income to the Participant prior to exercise or transfer of the Stock Option.

     7.5 Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

     7.6 Conditions of Exercise. Notice of exercise shall be in the form attached to the Option Agreement and shall, in the discretion of the Company, contain a representation, in the form provided by the Company, that the shares are being purchased for investment only and not for resale or distribution, and such other representations and agreements as the Company may reasonably require, and may in addition require as a condition of exercise that the Participant execute any applicable stockholders agreement. The Company may also require as a condition of exercise that the Participant will agree, if requested by the Company in connection with a public offering of the Company's securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

                                    ARTICLE 8
                            No Contract of Employment

     Nothing in this Plan shall confer upon the Participant the right to continue as an employee, consultant or director of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. The grant of a Stock Option does not imply that the Company does not anticipate either a general reduction in force or the termination of the employment, directorship or consulting position of a Participant. Nothing in this Article shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

     The grant of a Stock Option does not create a fiduciary relationship between the Participant and the Company or any other person or entitle the Participant to require the Company or any other person to provide any information except as required by applicable securities or employee benefits statutes and rules and regulations issued thereunder.

                                    ARTICLE 9
                           No Rights as a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option. The Committee, the Board and the Company have no continuing duty to provide a Participant with information concerning the Company. The Company, its subsidiaries, the Board and the Committee shall have no liability to the Participant, or the Participant's estate or transferee if:
(i) a Stock Option intended to be an ISO does not at any time qualify as an incentive stock option under the Code; or (ii) a Stock Option grant or exercise, or the subsequent sale of securities received on such exercise, does not qualify as exempt from the application of Section 16(b) of the Exchange Act; in each case even if the Participant, estate to transferee was informed it would qualify.

                                   ARTICLE 10
                                  Assignability

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. The terms of any rights under this Plan in the hands of a permitted transferee or assignee shall be determined as if held by the optionee and shall be of no greater extent or term than if the transfer or assignment had not taken place. In the event of a Participant's death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

                                   ARTICLE 11
                  Corporate Transactions and Changes in Control

     11.1 At least fifteen (15) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. The vesting schedules of all Stock Options may, at the sole discretion of the Committee, be accelerated so that the Stock Options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Corporation Transaction. In addition, at the sole discretion of the Committee, the vesting schedule of some or all other Stock Options may be accelerated so that all or any portion of Stock Options outstanding under the Plan immediately prior to the consummation of the Corporate Transaction shall, for all purposes under this Plan, become exercisable as of such time. If a Corporate Transaction is to occur, in lieu of allowing a Participant to exercise the Participant's Stock Options, the Board may, in its sole discretion, require some or all Participants to accept a cash payment in consideration for the termination of the Participant's Stock Options. The termination shall occur immediately prior to the consummation of the Corporate Transaction and the cash payment shall be equal to the difference between the price per share of Common Stock in the Corporate Transaction as determined by the Board and the exercise price of a Participant's Stock Options. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. Provided, however, that if the Corporate Transaction is to be accounted for as a "pooling-of-interest," then unexercised stock options shall be exchanged for similar options of the acquiror or surviving entity or voting common stock of the acquiror or surviving entity based on the value of the options, as and to the extent required by APB No. 16, accounting pronouncements of the Securities and Exchange Commission, and other authoritative principles and pronouncements concerning pooling-of-interest accounting. Notwithstanding the foregoing, the vesting of a Participant's Stock Options shall not be accelerated (if and to the extent requested in writing by the Participant) upon a Corporate Transaction if the participant is a "disqualified individual" as that term is defined in Section 280G of the Internal Revenue Code.

     11.2 The vesting schedules of all Stock Options shall be automatically accelerated so that the Stock Options shall become exercisable as to all shares subject to the Stock Options if the Participant's employment is terminated without cause by the Company within one (1) year following a Change in Control. "Without cause" means that "cause" did not exist as defined in Section 7.4.

     11.3 The employment, consulting or directorship agreement, or the Option Agreement of a Participant may contain terms which vary from Sections and upon approval of the Board and the Committee.

                                   ARTICLE 12
                                    Amendment

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section ), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan.

                                   ARTICLE 13
                         Registration of Optioned Shares

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act and applicable state securities laws or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of applicable state securities laws. Any certificates for such shares shall bear such legends as deemed appropriate by the Committee.

                                   ARTICLE 14
                                Withholding Taxes

     14.1 Satisfaction of Withholding Obligations. The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; (iv) agreement with the Participant to withhold amounts from Participant's paycheck amounts sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

     14.2 Notification of Inquiries and Agreements. Each Participant shall notify the Company in writing within 10 days after the date such Participant (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of any shares of Common Stock or Stock Options granted or received hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any shares of Common Stock or Stock Options received or granted hereunder (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; (iii) exercises, sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may
be) a Stock Option acquired pursuant to this Plan; or (iv) sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may be) shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within the Disqualified Period. Upon request, a Participant shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event. "Disqualified Period" means, in the case of any Incentive Stock Option, the period beginning on the date such Stock Option is granted and ending on the later of the date (i) two years after the date such Stock Option is granted, or
(ii) one year after the transfer of any Common Stock to a Participant pursuant to the exercise of such Stock Option.

     14.3 Use of Outstanding Stock for Withholding Obligations. The Committee may, in its sole discretion, permit a Participant to satisfy such Participant's Withholding Obligations with shares of Common Stock which such Participant would otherwise be entitled to receive upon exercise, provided however, (i) that the amount of any Withholding Obligations representing federal income tax which may be satisfied in such a manner shall not exceed the lessor of: (a) the regular federal income tax withholding rate to which such Participant would be subject in respect of the taxable income arising from such exercise; and (b) the flat withholding rate applicable to supplemental wages in effect at such time under

Treasury Regulations Section 31.3402(g)-1(a)(2)(ii) (or any successor provision of the Code or Treasury Regulations); (ii) provided further, that the Committee may, in its discretion, permit a Participant to satisfy federal income tax withholding in excess of the amount described in (i) above by (A) surrendering to the Company shares of Company capital stock having a Fair Market Value at the time of surrender equal to such additional withholding and which have been owned by such Participant for at least 6 months prior to such exercise, or (B) attesting in writing to such Participant ownership of shares of Common Stock having a Fair Market Value at the time of attestation equal to such additional Withholding Obligations and allowing the Company to withhold from the shares such Participant would otherwise receive an equal number of shares of Common Stock.

                                   ARTICLE 15
                             Brokerage Arrangements

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon the exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

                                   ARTICLE 16
                           Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

                                   ARTICLE 17
                              State Law Provisions

     All grants and exercises of Stock Options, and the sale or other disposition of securities received on such exercise, shall be subject to applicable provisions of local, state and foreign laws.

                                   ARTICLE 18
                                 Effective Date

     This Plan was adopted by the Board on April 23, 1999,and became effective on that date subject to the approval of the Company's stockholders within twelve
(12) months thereafter. However, if such approval is not obtained all provisions of this Plan, and all grants hereunder, shall nevertheless be effective except that all ISOs shall be NSOs. No Stock Options shall be granted subsequent to ten
(10) years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                      NON-STATUTORY STOCK OPTION AGREEMENT


     This NON-STATUTORY STOCK OPTION AGREEMENT is made ________, 199___, between INFONOW CORPORATION (hereinafter referred to as the "Company"), and _______________ (hereinafter referred to as "Optionee").

     WHEREAS, Optionee is an important and valuable contributor to the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to serve the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. Grant of Option. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "the option") to purchase __________ shares of the Company's Common Stock ("Shares") pursuant to the following schedule: subject to Section 7.4 of the Company's 1999 Stock Option Plan (the "Plan"), __________. The option shall terminate on the tenth anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______ per share, being not less than the percentage of Fair Market Value of the Shares on the date of this Agreement required under the Plan. This option is granted pursuant to, and is subject to the terms and conditions of the Plan, a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. Method of Exercising Option. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five (5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. Conditions of Option. The option is subject to the following additional conditions:

          (a) The option herein granted to Optionee is not transferable by Optionee during Optionee's lifetime, but may be transferred by will or the laws of descent and distribution.

          (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's service to the Company.

     4. Representation as to Investment. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. Notices. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     6. Restriction Against Assignment. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     7. Further Agreements. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

         The Optionee understands that the Company will require the Optionee to satisfy any applicable Withholding Obligations in connection with this option or Common Stock received pursuant thereto. The Optionee agrees to notify the Company in writing within 10 days after the date the Optionee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of this option or any shares of Common Stock received pursuant hereto; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to this option or any shares of Common Stock received pursuant hereto (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to the Optionee by the Company, or (B) if no such Form was received, any amount; or (iii) exercises, sells, disposes of, or otherwise transfers (other than to the Optionee's successors, heirs, executors or administrators, as the case may be) this option. Upon request, the Optionee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Non-Statutory Stock Option Agreement as of the day and year first above written.

ATTEST:                                     INFONOW CORPORATION


By:________________________                 By:___________________________
         Secretary                                     President

                                            ______________________________
                                            Optionee

                                                                       EXHIBIT 1

                               NOTICE OF EXERCISE

TO:  INFONOW CORPORATION

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of INFONOW CORPORATION pursuant to the terms of the attached Non-statutory Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                            (Name)




                                            (Address)




Date:                      _______________________________
                                     Optionee

                                                                       EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

TO:      INFONOW CORPORATION

With respect to the ____________________ shares of Common Stock ("Shares") of INFONOW CORPORATION ("Company") which the undersigned ("Purchaser") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

1. The Purchaser acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

2. The Shares are being acquired by the Purchaser for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Purchaser agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.

Date:
                                            Purchaser

                        INCENTIVE STOCK OPTION AGREEMENT


     This INCENTIVE STOCK OPTION AGREEMENT is made ________, 200___, between INFONOW CORPORATION (hereinafter referred to as the "Company"), and _______________ (hereinafter referred to as "Optionee").

     WHEREAS, Optionee is an important and valuable employee of the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to remain in the employment of the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. Grant of Option. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "the option") to purchase __________ shares of the Company's Common Stock ("Shares") pursuant to the following schedule: subject to Section 7.4 of the Company's 1999 Stock Option Plan (the "Plan"), ____________. The option shall terminate on the [tenth]/[fifth]/[______](1) anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______ per share, being not less than [100%]/[110%] (2) of the fair market value of the Shares on the date of this Agreement. This option is granted pursuant to, and is subject to the terms and conditions of the Plan, a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. Method of Exercising Option. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors,

------------------------------

(1) Circle "Fifth" (or insert a shorter period) if the Optionee holds stock possessing more than 10% of the total combined voting power of all classes of Company stock (not counting options).
Circle "tenth" (or insert a shorter period) if the Optionee holds stock with 10% or less of the voting power (not counting options)

(2) Circle "110%" if the Optionee holds stock possessing more than 10% of the total combined voting power of all classes of Company stock (not counting options).
Circle "100%" if the Optionee holds stock with 10% or less of the voting power (not counting options).

administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five (5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. Conditions of Option. The option is subject to the following additional conditions:

          (a) The option herein granted to Optionee shall not be transferable by Optionee other than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

          (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's employment with the Company.

     4. Representation as to Investment. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. Qualification of Option. The option is intended to qualify as an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended, and shall be so construed, provided, however, that nothing herein shall be deemed to be or interpreted as a representation, guarantee, or other undertaking on the part of the Company that such option is or will be determined to be an incentive stock option within that or any other section of the Internal Revenue Code.

     6. Notices. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     7. Restriction Against Assignment. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     8. Further Agreements. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

     The Optionee understands that the Company will require the Optionee to satisfy any applicable Withholding Obligations in connection with this option or Common Stock received pursuant thereto. The Optionee agrees to notify the Company in writing within 10 days after the date the Optionee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of this option or any shares of Common Stock received pursuant hereto; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to this option or any shares of Common Stock received pursuant hereto (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to the Optionee by the Company, or (B) if no such Form was received, any amount; (iii) exercises, sells, disposes of, or otherwise transfers (other than to the Optionee's successors, heirs, executors or administrators, as the case may be) this option; or (iv) sells, disposes of, or otherwise transfers Stock acquired pursuant to this Agreement within the Disqualified Period. "Disqualified Period" means, in the case of any Option, the period beginning on the date such Option is granted and ending on the later of the date (a) two years after the date such Option is granted, or (b) one year after the transfer of any Stock to an Optionee pursuant to the exercise of such Option. Upon request, the Optionee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Incentive Stock Option Agreement as of the day and year first above written.

ATTEST:  INFONOW CORPORATION


By:________________________
         Secretary


___________________________
Optionee

                                                                       EXHIBIT 1

                               NOTICE OF EXERCISE

TO:  INFONOW CORPORATION

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of INFONOW CORPORATION pursuant to the terms of the attached Incentive Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                            (Name)




                                            (Address)




Date:                      _______________________________
                                     Optionee

                                                                       EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

TO:      INFONOW CORPORATION

With respect to the ____________________ shares of Common Stock ("Shares") of INFONOW CORPORATION ("Company") which the undersigned ("Purchaser") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

1. The Purchaser acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

2. The Shares are being acquired by the Purchaser for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Purchaser agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.

Date:
                                    Purchaser